                                              EXHIBIT D

    Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED                                              PRINCIPAL AMOUNT
No. FX __                  CUSIP No. ___________          $**_______**



                             SIERRA PACIFIC POWER COMPANY
                           COLLATERALIZED MEDIUM-TERM NOTE
                                       SERIES D
                                     (Fixed Rate)

ORIGINAL ISSUE DATE:       INTEREST RATE:               STATED MATURITY DATE:

      __/__/__                 ____%                          __/__/__



INTEREST PAYMENT DATES:    2/1   8/1



INITIAL REDEMPTION         INITIAL REDEMPTION             ANNUAL REDEMPTION
DATE:                         PERCENTAGE:               PERCENTAGE REDUCTION:

      __/__/__                _______%                        _______%

OPTIONAL REPAYMENT DATE(S):






DAY COUNT CONVENTION
[  ] 30/360 FOR THE PERIOD FROM                               TO
[  ] ACTUAL/360 FOR THE PERIOD FROM                           TO
[  ] ACTUAL/ACTUAL FOR THE PERIOD FROM                        TO



ADDENDUM ATTACHED:                        ORIGINAL ISSUE DISCOUNT:
[  ] Yes                                  [  ] Yes
[  ] No                                   [  ] No
                                          Total Amount of OID:
                                          Yield to Maturity:
                                          Initial Accrual Period:



OTHER PROVISIONS:



    Sierra Pacific Power Company, a Nevada corporation ("Issuer" or the "Company," which terms include any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of **_________ MILLION DOLLARS** on the Stated Maturity Date specified above (except to the extent redeemed or repaid prior to the Stated Maturity Date), and to pay interest thereon at the Interest Rate per annum specified above, until the principal hereof is paid or duly made available for payment. Reference herein to "this Note," "hereof," "herein" and comparable terms shall include an Addendum hereto if an Addendum is specified above.

    The Company will pay interest on each Interest Payment Date specified above, commencing on the first Interest Payment Date next succeeding the Original Issue Date specified above, and on the Stated Maturity Date or any Redemption Date or Optional Repayment Date (as defined below) (the date of each such Stated Maturity Date, Redemption Date and Optional Repayment Date and the date on which principal or an installment of principal is due and payable by declaration of acceleration pursuant to the Indenture being referred to hereinafter as a "Maturity" with respect to principal payable on such date); PROVIDED, HOWEVER, that if the Original Issue Date is between a Regular Record Date (as defined below) and the next succeeding Interest Payment Date, interest payments will commence on the second Interest Payment Date succeeding the Original Issue Date. Except as provided above, interest payments will be made on the Interest Payment Dates shown above. Unless otherwise specified above, the "Regular Record Date" shall be the date 15 calendar days (whether or not a Business Day) prior to the applicable Interest Payment Date. Interest on this Note will accrue from and including the most recent Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid, from the Original Issue Date specified above, to, but excluding such Interest Payment Date. If the Maturity or an Interest Payment Date falls on a day which is not a Business Day as defined below, the payment due on such Maturity or Interest Payment Date will be paid on the next succeeding Business Day with the same force and effect as if made on such Maturity or Interest Payment Date, as the case may be, and no interest shall accrue with respect to such payment for the period from and after such Maturity or Interest Payment Date. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will as provided in the Indenture be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such Interest Payment Date. Any such interest which is payable, but not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest"), shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

    Payment of the principal of and interest on this Note will be made at the Office or Agency of the Company maintained by the Company for such purposes, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; and PROVIDED, FURTHER, that AT THE OPTION OF THE COMPANY, the Holder of this Note may be entitled to receive payments of principal of and interest on this Note by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Trustee not less than 15 days prior to the applicable payment date.

    Unless the certificate of authentication hereon has been executed by or on behalf of Bankers Trust Company, the Trustee for this Note under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

            This Note is one of a duly authorized series of Securities (hereinafter called the "Securities") of the Company designated as its Collateralized Medium-Term Notes (the "Notes"). The Notes are issued and to be issued under a Collateral Trust Indenture dated as of June 1, 1992, as amended and supplemented by the Fourth Supplemental Indenture dated as of February 1, 1997 (herein called the "Indenture") between the Company and Bankers Trust Company, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee (as defined below) and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. Bankers Trust Company shall act as Trustee with respect to the Notes (herein called the "Trustee," which term includes any successor Trustee with respect to the Notes, under the Indenture). The terms of individual Notes may vary with respect to interest rates or interest rate formulas, issue dates, maturity, redemption, repayment, currency or payment and otherwise.

    Except as otherwise provided in the Indenture, the Notes will be issued in global form only registered in the name of The Depository Trust Company (the "Depositary") or its nominee. The Notes will not be issued in definitive form, except as otherwise provided in the Indenture, and ownership of the Notes shall be maintained in book entry form by the Depositary for the accounts of participating organizations of the Depositary.

    This Note is not subject to any sinking fund and, unless otherwise provided above in accordance with the provisions of the following paragraphs, is not redeemable or repayable prior to the Stated Maturity Date.

    If so provided above, this Note may be redeemed by the Company on any date on and after the Initial Redemption Date, if any, specified above. If no Initial Redemption Date is set forth above, this Note may not be redeemed prior to the Stated Maturity Date. On and after the Initial Redemption Date, if any, this Note may be redeemed at any time in whole or from time to time in part in increments of $1,000 (provided that any remaining principal hereof shall be at least $1,000) at the option of the Company at the applicable Redemption Price (as defined below), together with accrued interest hereon at the applicable rate payable to the date of redemption (each such date, a "Redemption Date"), on written notice given not more than 60 nor less than 30 days prior to the Redemption Date. In the event of redemption of this Note in part only, a new Note for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the surrender hereof.

    Unless otherwise specified above, the "Redemption Price" shall initially be the Initial Redemption Percentage, specified above, of the principal amount of this Note to be redeemed and shall decline at each anniversary of the Initial Redemption Date, shown above, by the Annual Redemption Percentage Reduction, if any, specified above hereof, of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

    This Note may be subject to repayment at the option of the Holder on any Optional Repayment Date(s), if any, indicated above. If no Optional Repayment Date(s) are set forth above, this Note may not be so repaid at the option of the Holder hereof prior to the Stated Maturity Date. On any Optional Repayment Date, this Note shall be repayable in whole or in part in increments of $1,000 (provided that any remaining principal hereof shall be at least $1,000) at the option of the Holder hereof at a repayment price equal to 100% of the principal amount to be repaid, together with interest thereon payable to the date of repayment. For this Note to be repaid in whole or in part at the option of the Holder hereof, this Note must be received, with the form entitled "Option to Elect Repayment" below duly completed, by the Trustee at its Corporate Trust Office, or such address which the Company shall from time to time notify the Holders of the Notes, not more than 60 nor less than 30 days prior to the related Option Repayment Date. Exercise of such repayment option by the Holder hereof shall be irrevocable.

    Interest payments on this Note shall include interest accrued from, and including, the Original Issue Date indicated above, or the most recent date to which interest has been paid or duly provided for, to, but excluding, the related Interest Payment Date or Maturity, as the case may be. Interest payments for this Note shall be computed and paid on the basis of a 360-day year of twelve 30-day months if the Day Count Convention specified above is "30/360" for the period specified thereunder, on the basis of the actual number of days in the related month and a 360-day year if the Day Count Convention specified above is "Actual/360" for the period specified thereunder or on the basis of the actual number of days in the related year and month if the Day Count Convention specified above is "Actual/Actual" for the period specified thereunder.

    As used herein, "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York are authorized or obligated by or pursuant to law or executive order to close.

    Any provision contained herein with respect to the calculation of the rate of interest applicable to this Note, its payment dates or any other matter relating hereto may be modified as specified in an Addendum relating hereto if so specified above.

    If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

    The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Rights of the Holders of the Securities of each series to be affected thereby at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in aggregate principal amount of the Outstanding Securities of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

    No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

    As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly elected by, the Holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

    Upon initial sale, the Notes are issuable only in registered form without coupons in denominations of $10,000 and integral multiples of $1,000 in excess thereof. Thereafter, the Notes may be transferred or exchanged, in accordance with the terms of the Indenture, for Notes in integral multiples of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same.

    No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

    Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

    The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.

    All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

    IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and an imprint or facsimile of its corporate seal to be imprinted hereon.

                                       SIERRA PACIFIC POWER COMPANY



                                       By:
                                          --------------------------
                                          Assistant Treasurer

Attest:


By:
   ----------------------
   Secretary



CERTIFICATE OF AUTHENTICATION
This is one of the Securities
of the series designated therein
referred to in the within-mentioned
Indenture.

BANKERS TRUST COMPANY,
  as Trustee


By:                                Dated:
   -------------------------             ---------------------
   Authorized Signatory

                              OPTION TO ELECT REPAYMENT

    The undersigned hereby irrevocably request(s) and instruct(s) the Company to repay this Note (or portion thereof specified below) pursuant to its terms at a price equal to the principal amount hereof together with interest to the repayment date, to the undersigned, at________________________________________

______________________________________________________________________________
(Please print or typewrite name and address of the undersigned)

    For this Note to be repaid, the Trustee must receive at its Corporate Trust Office, or at such other place or places of which the Company shall from time to time notify the Holder of this Note, not more than 60 nor less than 30 days prior to an Optional Repayment Date, if any, shown on the face of this Note, this Note with this "Option to Elect Repayment" form duly completed.

    If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be increments of $1,000) which the Holder elects to have repaid and specify the denomination or denominations (which shall be $1,000 or an integral multiple thereof) of the Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).


$_______________________     ___________________________________

                             NOTICE:  The signature on this
                             Option to Elect Repayment must
Date:___________________     correspond with the name as written
                             upon the face of this Note in every
                             particular, without alteration or
                             enlargement or any change
                             whatsoever.

                             ASSIGNMENT/TRANSFER FORM


    FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto________________________________________________

(insert Taxpayer Identification No.)__________________________________________

______________________________________________________________________________
                (Please print or typewrite name and address including
                             postal zip code of assignee)

______________________________________________________________________________
the within Note and all rights thereunder, hereby irrevocably constituting and appointing____________________________________________________________________
attorney to transfer said Note on the books of the Company with full power of substitution in the premises.


Date:_______________________      ____________________________________________

     NOTICE: The signature of the registered Holder to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

                                    ABBREVIATIONS

    The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

    TEN COM--as tenants in common

    UNIF GIFT MIN ACT--.........................Custodian.....................
                                (Cust.)                      (Minor)

                          Under Uniform Gifts to Minors Act

                          .................................
                                       (State)

    TEN ENT--as tenants by the entireties

    JT TEN--as joint tenants with right of survivorship and not as tenants in common

    Additional abbreviations may also be used though not in the above list.